UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2023 (May 15, 2023)

Aclarion, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41358	47-3324725
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

8181 Arista Place, Suite 100

Broomfield, Colorado 80021

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (833) 275-2266

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
Common Stock	ACON	Nasdaq Stock Market
Common Stock Warrants	ACONW	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

The information included in Item 4.02 below is incorporated herein by reference.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 15, 2023, the Audit Committee, of Aclarion, Inc. (the “Company”), after consultation with the Company’s management and CohnReznick LLP (“CohnReznick”), concluded that the Company’s previously issued audited financial statements for the year ended December 31, 2022 (the “Non-Reliance Period”), included in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2023, should no longer be relied upon and should be restated to properly record a liability related to the 2022 annual cash incentive program (“bonus accrual”), and correct a misclassification error within the balance sheet related to the grants of restricted stock units to consultants (the “Errors”). The correction to the bonus accrual will be a reduction of compensation expense and related liability by approximately $384,000, in line with the actual payout obligation determined by the Company’s Compensation Committee in mid-March 2023. The correction to properly record the grants of restricted stock units to consultants will be a reduction of approximately $345,000 to both an asset and liability accounts, and a reclass of an approximate $54,000 credit from an asset account to the APIC account.

Accordingly, investors should no longer rely upon the Company’s previously released financial statements for the Non-Reliance Period. In addition, investors should no longer rely upon earnings releases for these periods and other communications relating to these financial statements. The Errors are estimated to reduce the net loss reported in the Annual Report on Form 10-K for the year ended December 31, 2022 from the originally reported $7.6 million net loss to approximately a net loss of $7.2 million.

At this time, the Company has not fully completed its review and the expected financial impact of the Errors described above is preliminary and subject to change. The Company will file an amended Form 10-K/A for fiscal year ended December 31, 2022, as soon as practicable.

On May 16, 2023, the Company also filed a Form 12b-25 (the “Form 12b-25”) with the Commission which stated that it will be unable to file its Quarterly Report on Form 10-Q for the period ended March 31, 2023 (the “Delayed Form 10-Q”) by the prescribed due date without unreasonable effort or expense due to the Errors. The Company anticipates filing the Delayed Form 10-Q within the allotted grace period provided by the Commission.

Management was notified of the Errors on May 12, 2023 by Company’s new independent registered public accounting firm, CohnReznick, as part of their review of the Company’s financial statements for the quarterly period ended March 31, 2023.

The foregoing changes will not have any impact on the Company’s cash position, cash flow, revenues or liquidity.

The Audit Committee discussed the matters disclosed in this Current Report on Form 8-K with the Company’s independent registered public accounting firm, CohnReznick. The Company has provided CohnReznick with a copy of the disclosures it is making in response to this Item 4.02. In addition, the Company has requested CohnReznick furnish to the Company as promptly as possible a letter addressed to the Commission stating whether CohnReznick agrees with the statements made by the Company in response to this Item 4.02 and, if not, stating the respects in which it does not agree. The Company has attached the letter from CohnReznick to this Form 8-K.

The information in this Item 4.02, including the exhibit attached hereto, is furnished solely pursuant to Item 4.02. Consequently, such information is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Moreover, the information in this Item 4.02, including this exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

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Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included or incorporated in this Current Report on Form 8-K are forward-looking statements. The words “believes,” “anticipates,” “estimates,” “plans,” “expects,” “intends,” “may,” “could,” “should,” “potential,” “likely,” “projects,” “continue,” “will,” and “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, those statements regarding the Company’s expectations as to the causes of the Errors, the scope and impact of the Errors, the Company’s plans to amend its previously filed Annual Report on Form 10-K and restated financial statements and other disclosures contained therein and the timing of such amendments, and the timing of the filing of the Quarterly Report on Form 10-Q for the period ended March 31, 2023.

These forward-looking statements involve risks and uncertainties, and actual results could vary materially from these forward-looking statements. Factors that may cause future results to differ materially from the Company’s current expectations include, among other things, the timing and nature of the resolution of the issues discussed in this Current Report on Form 8-K, any delay in the filing of required periodic reports, whether a restatement of financial results will be required for other accounting issues, adverse effects on the Company’s business related to the disclosures made in this Current Report on Form 8-K, and volatility of the Company’s stock price.

You should not place undue reliance on the Company’s forward-looking statements. There are a number of important factors that could cause the Company’s actual results to differ materially from those indicated or implied by its forward-looking statements, including those important factors set forth under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the period ended December 31, 2022. Although the Company may elect to do so at some point in the future, the Company does not assume any obligation to update any forward-looking statements and it disclaims any intention or obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

7.1	Correspondence from CohnReznick LLP, Independent Registered Accountant to the Company, regarding Non-Reliance on a Previously Issued Audit Report or Completed Interim Review
104	Cover Page Interactive Data File (formatted in iXBRL, and included in exhibit 101).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ACLARION, INC.

By:	/s/ John Lorbiecki
Name:	John Lorbiecki
Title:	Chief Financial Officer

May 16, 2023

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